Exhibit 99.1

                                                                FINAL TRANSCRIPT

THOMSON STREETEVENTS(SM)

HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Event Date/Time: Feb.01.2006/5:00PM ET

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

CORPORATE PARTICIPANTS

CHRISTINA CARRABINO
Stapleton Communications Inc. - Senior Account Executive

MANUEL HENRIQUEZ
Hercules Technology Growth Capital Inc. - President and CEO

DAVID LUND
Hercules Technology Growth Capital Inc. - VP of Finance

CONFERENCE CALL PARTICIPANTS

HENRY COFFEY
Ferris, Baker Watts - Analyst

SUSAN
JMP Securities - Analyst

JORDAN HYMOWITZ
Philadelphia Financial - Analyst

PAUL HAMILOS
AG Edwards - Analyst

SEAN GUSTAN
Claris Capital - Analyst

PRESENTATION

OPERATOR

Good afternoon. And welcome to the Hercules Technology Growth Capital Incorporated fourth quarter and 2005 financial results conference call.

[Operator Instructions]

I will now turn the call over to Christina Carrabino with Hercules Investor Relations Group to introduce today's speakers. You may go ahead, Ms. Carrabino.

--------------------------------------------------------------------------------

Christina Carrabino - Stapleton Communications Inc. - Senior Account Executive

Thank you, operator and thanks to all of you for joining us today. I am joined today by Manuel Henriquez, President and CEO, and David Lund, the company's Vice President of Finance.

The company's fourth quarter and 2005 financial results were released just after today's market close. They can be accessed from our website at www.herculestech.com. I would like to remind everyone that today's call is being recorded. Please note that this call is the property of Hercules Technology Growth Capital, and that any unauthorized broadcast of this call in any form is strictly prohibited. An audio replay of the call will be available through our website or by using the telephone numbers and pass code provided in our press release.

I would also like to call your attention to the Safe Harbor disclosure in our press release regarding forward-looking information. Today's conference call may include forward-looking statements and projections, and we ask that you refer to our most recent filings with the SEC for important factors that could cause actual results to differ materially from these projections. We do not undertake any obligation to update our forward-looking statements unless required by law. To obtain copies of our latest SEC filings, please visit www.sec.gov or visit our website at www.herculestech.com.

I will now turn the call over to Manuel Henriquez, Hercules' President and CEO. Manuel, go ahead please.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Thanks, Christina and thanks everyone -- thanks everyone for joining us today. I will spend a few minutes discussing the highlights of our fourth quarter operating results and the highlights of our portfolio and investment activities from the fourth quarter and 2005. Dave will then take you through the fourth quarter and 2005 operating results. After that, we'll be happy to take questions.

We had a number of important operating highlights in the fourth quarter of 2005. Net investment income was approximately $941,000 or $0.10 per share, which includes FASB 123 expense. Taxable investment income was $2.5 million or $0.26 per share including a gain of $482,000 from the sale of common stock of one of our portfolio companies and excludes FASB 123 expense.

During the quarter, we declared to pay a dividend of $0.025 per share and also declared a second distribution of $0.30 per share that was paid on January 27, 2006.

We also had an additional [originator] to our east coast life sciences team, Bryan Jadot, who is targeting biotechnology in medical devices related investment opportunities.

Now turning to our portfolio and investment activities in the fourth quarter of 2005. We closed new -- new [load] commitments representing a total of $75.5 to nine companies including companies that had signed term sheets in both the third and the fourth quarter. During the fourth quarter, we funded a total of $63 million in debt commitments to approximately 12 portfolio companies, bringing the total amount funded in 2005 to $175.3 million into 33 portfolio companies. In addition, through the fourth quarter, two portfolio companies repaid us entirely $12.5 million of debt.

During the fourth quarter, we participated in an equity financing to an existing portfolio company, representing an investment of $250,000 in preferred equity securities, bringing our total equity investment at fair value to $4.9 million at the end of 2005. This amount includes an exercise of a warrant in one public company with a fair value of approximately $1.3 million, which includes an unrealized gain of approximately $1.1 million as of -- at December 31, 2005.

I'd like to remind everyone that the fourth quarter is generally the most active quarter of the year in terms of originations. During the fourth quarter, our average funded deal size was approximately $5.3 million and we anticipate our average deal size to stabilize in the 5 to $6 million range in the quarters to come.

Our total infrastructure portfolio at fair value was approximately $176.7 million as of December 31, 2005. And our total debt commitment since inception were $227.7 million, representing 33 companies.

Our yield during the fourth quarter was approximately 12.87% in the fourth quarter -- pardon me -- as compared to 12.9% in the third quarter. We continue to believe that our yield to maturity may begin to stabilize in the near-term in the 11 to 12% range. However it's entirely dependent on our portfolio mix of companies and the different stages of companies that we target.

As we mentioned last quarter, we expect to expand our portfolio by providing growth capital to companies at various stage of development. Specifically we expect to increase our origination efforts to early stage and late stage structured mezzanine opportunities.

Now for new invested fundings during the quarter of 2005 -- in the fourth quarter of 2005.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

We funded approximately $24 million or 38% to biopharmaceutical and medical device companies. These companies were as follows.

$5.0 million to Predicant Biosciences. $5.0 million to Parateck Pharmaceuticals. $4 million to Acceleron Pharmaceuticals. $4.5 million to Guava Technologies. $5.5 million to Xillix Technologies.

We then funded approximately $39 million or 60% to technology companies. These companies were as follows.

$7.7 million to Wageworks. $12.8 million to Cornice. $2 million to Cradle Technologies. $5 million to Pathfire. $5 million to Optovia. $1.5 million to Invoke Solutions. And $5 million to Atrenta.

Now turning over to our portfolio loan grading. At December 31, 2005, grading of the debt portfolio, which exclude warrants and equity investments were as follows.

Grade 1 investments totaling approximately $9.9 million represented 5.9% of the total portfolio. Grade 2 investments totaled $145.5 million or 87.3% of the total portfolio. Grade 3 investments totaled approximately $5.5 million or 3.3% of the total portfolio. Grade 4 investments totaled approximately $4.6 million or 2.7% of the total portfolio. And lastly Grade 5 investments totaled approximately $1.3 million or 0.8% of the total portfolio. The Grade 5 investments were net of a write-down of approximately $3.3 million in the fourth quarter.

As of December 31, 2005, our weighted average investment rating for the entire portfolio was 2.05, a slight improvement from a third quarter of 2.17. Except for the Grade 5 loan, Hercules had no write-downs on non-accruals to report.

Now an update on our dividend. We declared a fourth quarter dividend of $0.30 per share payable to shareholders on record on January 27, 2006. We expect to [originally] operate as a regulated investment company or RIC effective January 1, 2006 upon the filing of our 2006 tax return. We expect to distribute, if any, our cumulative tax earnings and profits in 2006, upon completion of the final tax determination.

During the fourth quarter, we commenced discussions with Citibank to increase our existing credit facility by an additional $25 million. We have been very pleased with our relationship with Citibank and we look forward to a long and prosperous relationship. In addition we are in discussions with our second credit facility provider to restructure the existing credit facility as well.

We recently filed with the SEC the registration for a rights offering to increase our equity capital in order to continue to originate our investment process. Last quarter we commenced -- pardon me -- last quarter re-commenting on our pending SBIC, small business investment company approval, we still remain optimistic that we will receive our final approval from the SBA sometime in the next two to four months. However there are many factors affecting the SBIC process, many of which are out of our control.

I'd like to now turn the call over to David to review the Q4 and year-end 2005 operating results.

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

Thank you, Manuel. Welcome everybody. For the fourth quarter, investment income was approximately $4.3 million, an increase of approximately $680,000 or 19% from the $3.7 million in the third quarter. As Manuel mentioned, in the fourth quarter, we also had two companies who fully repaid $12.5 million in debt investments. For 2005, investment income was approximately $10.7 million, an increase of approximately -- $10.5 million from the $200,000 we had in 2004. This large increase was obviously due to the origination that we had in 2005, where we had just commenced operations in September of 2004.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Interest expense and loan fees were $1.2 million during the fourth quarter, an increase of approximately $300,000 from the third quarter. The increase in interest expense and loan fees was primarily related to the $51 million of new borrowings under the Citibank credit facility.

Additionally, we deferred revenue related to loan commitments and originations in accordance with GAAP, and amortized those fees over the life of the respective loans. At December 31, 2005, we had deferred revenue for loan fees at $2.7 million, an increase of approximately $900,000 from the third quarter.

Operating expenses were $3.4 million, an increase of $600,000 from $2.8 million in the third quarter primarily due to higher compensation expense. Operating expenses in 2005 were $9.1 million compared to $2.3 million in 2004. Again this is due to the increase in operations in 2005 as compared to 2004, where we had just initiated operations.

Net investment income for the fourth quarter including FAS 123 expense remains steady at approximately $900,000 for the fourth quarter as compared to the third quarter of 2005. Basic net income -- basic net investment income was $0.10 per share based on $9.8 million weighted average shares outstanding compared to $0.09 per share in the third quarter based on $9.81 million weighted shares outstanding.

Net investment income for 2005 including FAS 123R expense was $1.5 million or $0.22 per share based on weighted average shares of $6.9 million as compared to a net investment loss of $2 million or a $1.96 per share in the prior year.

Net loss in the fourth quarter was $200,000 compared with a net gain of $1.6 million in the third quarter. The net loss in the fourth quarter was primarily due to the unrealized loss in one portfolio company of $3.3 million and a tax provision of $255,000.

The basic net loss was $0.02 per share based on 9.8 million weighted average shares outstanding compared with a net gain of $0.16 per share in the third quarter based on 9.8 million weighted average shares outstanding.

Net unrealized loss on investments in the fourth quarter was $1.4 million compared with an unrealized gain of $700,000 in the third quarter. Again this net unrealized loss was a result of an unrealized loss at $3.3 million in one portfolio company offset by net unrealized gains of approximately $1.9 million in the warrant and equity portfolio. The assets of the portfolio company in which we recorded a loss were sold in January 2006 from which Hercules received $1.3 million in net proceeds on disposition of the company's assets.

Taxable income was $2.5 million in the fourth quarter as adjusted for tax purposes for deferred revenue, utilization of a net operation loss carry forward, timing differences for booked and taxed and impact of FAS 123R expense. Taxable income per share was $0.26 based on $9.8 million weighted average shares outstanding compared to $0.10 per share in the third quarter based on $9.8 million weighted average shares outstanding. Taxable income for 2005 as adjusted for tax purposes for deferred revenue utilization of the net operating loss carry forward, timing difference and the impact of 123R was approximately $5.2 million or $0.75 per share based on 6.9 million weighted shares outstanding.

Moving on to liquidity and capital resources. At December 31, 2005, net assets totaled $114.4 million with a net asset value per share of $11.67. During the fourth quarter, we drew down $51 million under the credit facilities with Citibank. Proceeds from the loan advances were primarily used to fund additional loan investment.

In addition, we ended the year with $15.4 million in cash. At December 31, 2005, the company's regulatory asset coverage was greater than 253%. The company is required to maintain regulatory asset coverage of at least 200%.

Operator, we are now ready to take questions.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

QUESTIONS AND ANSWERS

OPERATOR

Okay. Thank you, sir. [Operator Instructions]

Sir, you have your first question today from Henry Coffey of Ferris Baker Watts.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

Good afternoon, everyone. I just got a series of questions here, part of which I could [inaudible] You wrote down one investment by $3 million?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

That's correct, Henry.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

And can you tell us something we don't -- we will know as soon as we see the Q. But can you identify what that investment was or the --

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

It was [Metreo], which was one of our rated four credits we had identified previously.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

And then you -- then I heard a comment about an asset sale in January tied to that.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

A couple of different things you heard there. One, there was both an asset sale on ...

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

This is all tied around Metreo?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Well, there's two transactions that you are embedding, when you use the word asset sale. The first one was -- in fact, Metreo was eventually sold as a asset of the company in the latter part of January, realizing the recovery and write-down of $3.3 million you described.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Henry Coffey - Ferris, Baker Watts - Analyst

Well, okay. Let's stop there. The $3 million write-down, how much did you -- so you wrote the investment down as zero. And then how much did you net out?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

It just turned out [inaudible].

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

I'm just trying to figure out what the realized loss was.

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

What we had was a loan with a value of approximately $4.6 million. We wrote it down to $1.3 million and recorded an unrealized loss as of December 31st of $3.3 million.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

Okay.

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

And on the sales this year, we will actually write it off [probably].

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

And for the sale that you -- in the sale you netted how much?

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

$1.3 million.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

1.3 million. Okay. And then, Manuel, you were saying that there was a second sale?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Sure. The other part of your comment, I think you may be referring to the liquidation or realizing of value attributed to the one public stock that we sold our warrant position.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

Right. No, no I caught that -- I caught that in detail.

--------------------------------------------------------------------------------

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Right.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

You also have a company going public. Can you give us any color on what the realized gain tied to that would be, and --

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Well, we can't because, one they just filed their S-1. And obviously we can't comment on behalf of what our holdings are in that company. That alone they have not priced anything on the cover. So without any pricing on the cover, we don't know what the value may be or not be.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

And I'm assuming it's more than your carrying value.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

We certainly hope so, but we can't -- but [inaudible].

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

And then you have other quote -- IPO potential company, IPO opportunities in the pipeline that you can know or you can comment on.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

We certainly aware of certain companies in our portfolio that have made us aware that they may be pursuing a liquidity event as an IPO sometime in the latter part of Q1 as early as Q2. But that is highly contingent upon market environment, but we certainly are aware of other companies in our portfolio that may be doing that.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

The -- just kind of rattling through my list here. The taxes that you booked in the quarter, what were they specifically tied to?

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

They primarily related to deferred revenue, and for tax purposes. And then also the gain that we had on the Labopharm. And that of the NOL carry forward.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

And we are not likely -- as RIC, we won't be seeing those kinds of taxes, correct?

--------------------------------------------------------------------------------

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

No, as a RIC, we won't be distributing all of our earnings unless for some reason we kept our -- the capital gain and reinvested them, then we would pay taxes at corporate level on the capital gain, but we don't anticipate on the ordinary course to have taxable income.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

The -- you're renegotiating, both with [Farrell Online] and your line with Citibank. So what is that -- what is the Farrell Online scheduled to cost you in 2006 and what are you likely to renegotiate it to?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

We are in negotiation with both parties and not likely to negotiate it myself. I will tell you that the discussions with both parties are to potentially increase both lines capacity as well as unwanted lines to potentially lower the overall cost of the fund raise or the cost of interest on the deal.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

Assuming that you had to pay the contractual rate on Farrell-On and that's -- that line would be what, 13 --

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

Yes, it's 13 and half. But we're actually negotiating a lower rate effective January 1. That's been part of our discussions.

--------------------------------------------------------------------------------

Henry Coffey - Ferris, Baker Watts - Analyst

Okay and then the Citibank line, it just sounds like good news all around. Listen, thank you very much. I'll let someone else ask questions.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Thanks Henry.

--------------------------------------------------------------------------------

OPERATOR

Okay, [I could say] your next question is from Don Destino of JMP Securities.

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

Hi Don.

--------------------------------------------------------------------------------

Susan - JMP Securities - Analyst

Hi, actually this is Susan and my questions have been asked.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Okay thanks Susan.

--------------------------------------------------------------------------------

OPERATOR

Thank you, we'll go to Jordan Hymowitz of Philadelphia Financial.

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

Hi guys. Most of my questions have been answered but just a couple. Will it be fair to say that the fee income line under revenue is previously earned fees -- earned fees that are now coming through and new fees charged or the loan fees in the G&A?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Which fees are you referring to? Are you talking of the interest expense fee or the interest fees income?

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

Well you've got fees on your interest income. I think that's probably previously -- previous fees from past quarter. Is that right? Is that running through?

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

That is the amortization of the commitment of origination fees that are paid with the loan. It's correct.

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

Okay and then the new fees received in the quarter for cash flow, but now recognized, is the loan fees on the expense?

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

The fees that we received, if you are talking again about the ...

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

The $411,000 what does that represent?

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

The 411,000 represents the fees that we have paid on our Citibank and on our Farrell-On loan that we're amortizing over the period of the loan.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Jordan Hymowitz - Philadelphia Financial - Analyst

Okay so these are bank loan fees and not -- okay I got it -- I got it. I didn't -- I didn't understand the terminology.

Second, comp and benefits are up a little more than expected in the quarter. Is there any one time in here or is that bonus related to the one good load that got paid off or --

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

No I think it's the combination of some hiring that we've done as well some minor accruals on ultimate bonus at year-end with some of the origination achievements that the team has accomplished.

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

So this is a more run rate number then?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

I wouldn't say it's the run rate number because it is all [inaudible] upon the portfolio ...

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

That's because there is no one time on the number.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Yes, that's correct, yes.

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

Okay and loan fees, is this a one time number or is this --

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Again, you're referring to the 4.11?

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

Yes.

--------------------------------------------------------------------------------

David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

That will continue to amortize through the course of the loan and then again as we renegotiate loans, I anticipate that we would have fees going forward. So it's their one-time fees.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Jordan Hymowitz - Philadelphia Financial - Analyst

Okay and lastly, your equity value which is on your income statement is what, at the end of the quarter?

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Equity balances on our investment from a portfolio point of view?

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

No, your equity that you can leverage -- I'm trying to figure out how much leveragability, you have left of 193 million of assets. How many more -- how much more you can ramp up the balance sheet to and that -- until you get the SBIC commitment or raise additional capital.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

It is a bit of iterate process, as I'm sure you understand me, but as we originate new loans and the borrowing capacity, that expands a bit more as well. From -- from a capacity point of view, on a conservative basis, we probably have today the ability to tap another 40 to $50 million of capacity under our credit facilities today. And that obviously excludes any additional equity capital we may a raise or different loans we can iterate.

--------------------------------------------------------------------------------

Jordan Hymowitz - Philadelphia Financial - Analyst

So thank you.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Thanks, Jordan.

--------------------------------------------------------------------------------

OPERATOR

Okay, thank you, sir. We'll go to Paul Hamilos of AG Edwards.

--------------------------------------------------------------------------------

Paul Hamilos - AG Edwards - Analyst

Okay thank you very much. I missed the first part of the call. So Manuel, I was wondering if you could just comment on the status of the SBIC license and give me some sense again of what the leverage opportunity is there. Thanks.

--------------------------------------------------------------------------------

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Sure. Most of you may recall our discussions during the third quarter that we expected to get approval or at least get some more solid indications from SBA regarding the status of our SBIC filing during the fourth quarter. We in fact did receive a comment letter from the SBA in early in the fourth quarter of which we responded. It was our understanding at that point that we were pretty much through the comment period with the SBA. And then recently in January, the first week or so of January they sent us a last final comment letter for clarification.

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FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS
CONFERENCE CALL

Our most recent discussion with the SBA has been that we're -- we expect to be on the next docket of approval on the next investor committee meeting which is expected to occur some time in February. And after which point, to run you through the mechanics, we generally then another 30 to 45 days lapse thereof, after we get the final approval from the SBA and so we'll receive our final license and are able star tapping from the SBA at which point.

In terms of the second part of you question on the leveragability of the SBIC license and the SBAC division or group that we have -- for those who may recall, the SBAC has basically three tiers of capital that we're required to fund. And it's easy to just simply round up and simply say that the first tier is $20 million, we'll be able to get three to one leverage from the SBA. The second tier is two to one leverage. And the third tier is one to one leverage. Meaning that if we were putting the required regulatory capital of approximately $60 million, we would then receive corresponding leverage from the SBA of approximately $120 million from the government.

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Paul Hamilos - AG Edwards - Analyst

Okay, thank you.

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OPERATOR

Okay thank you. [Operator Instructions].

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Okay.

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OPERATOR

Actually sir, I have a question from Henry Coffey of Ferris Baker Watts.

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Okay.

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Henry Coffey - Ferris, Baker Watts - Analyst

I don't know how much guidance you want to give, but you just had a phenomenal origination period. You certainly beat anything we were expecting. Can you give us some insight into how your origination pipeline looks over the next couple of quarters?

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Sure.

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Henry Coffey - Ferris, Baker Watts - Analyst

And I'm -- I'm going to like just get off the line, but again great quarter.

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                                                                FINAL TRANSCRIPT

FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Thanks Henry. And it's, as you can -- as you see we continue working very hard. However our business -- some aspects of origination are entirely out of our control, which means that we have this lumpiness that may occur on quarter over quarter. And that lumpiness is primarily attributed to the companies that we backed. Because the companies that we backed are generally supported by venture capitalists or private equity sponsors. And our funding may have some contingency upon an equity round about the close or other activities about the close.

So although we had a very, very strong fourth quarter, we continue to see very good momentum in the marketplace right now. But that momentum, it continues to be lumpy in terms of having a very solid predictability on originations. We certainly -- please don't expect us to continue produce the fourth quarter results throughout the year. You may recall that we've said in the third quarter that the first and fourth quarter are generally our strongest quarter. And our weakest quarter generally is the third quarter of the year. That said, we can continue to see very strong activity in the marketplace. Our originators continue to see very solid pipeline activity being built up. And the brand of Hercules in the marketplace continues to increase an awareness, and we expect that pace to continue as we build the franchise further than that is today.

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OPERATOR

Okay sir, we'll go to [Sean Gustan] of Claris Capital.

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Sean Gustan - Claris Capital - Analyst

Hi. I have two questions for you. One is, could you give us some update on the timings for the right offerings, please?

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Sure. I need to be little careful because we're technically [going though a] quiet period, but having an earnings call at the same time.

The answer is that we expect the timings of the rights offerings to be is that we will be filing an amended N-2, sometime in the next two to three weeks. Really that amendment will include the 10K that will be incorporated into the document. So that's one of the gating items actually, it's finishing our year-end audit to get that 10K filed.

It is the expectation that we have that the SEC will take anywhere between three to 30 days to review the initial application or filing, I should say. And then once we file the revised N-2A, hopefully it will be effective within two weeks or so. Maybe a little longer. I don't -- I don't want to speculate on SEC's timeframe. And then we have our required 21 days or so to mail out the information to the shareholders and give everyone sufficient time to respond. And so that puts us somewhere in the neighborhood of late February or early March.

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Sean Gustan - Claris Capital - Analyst

Okay great. And the second question is, could you just tell us what the firm's black out period is? In other words, I'm trying to understand at what point employees could buy stock in the company if they so desired?

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David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

Right. We require that trading stop on the employees' behalf 15 days -- the last month of the quarter.

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                                                                FINAL TRANSCRIPT

FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Right.

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David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

And then they can start again two days or 48 hours after the end of the earnings release.

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Sean Gustan - Claris Capital - Analyst

Okay terrific. Thank you very much.

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Thanks, Sean.

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OPERATOR

Okay, thank you, sir. The last question we have for you comes from Jordan Hymowitz of Philadelphia Financial.

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Jordan Hymowitz - Philadelphia Financial - Analyst

Just one follow-up question. You said that the yield's going to a 11 to 12%, just so it's on an apples to apples basis. What is it in the current quarter and how soon do you think it will get there?

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

As we said in the third quarter and well -- then that -- that's going to take a while to even get there, if it does even get there. The reason why I made that statement is primarily as we have two factors that could contribute to that. One is the ultimate asset mix or I should say the product mix of the investor vehicles we provide our companies. And that is between a secured or structured mezzanine debt, a senior debt instrument or AR base instrument itself.

The other factor contributing to that distribution of the yield is the stage of the company we're engaged with. Either an early stage company, as we indicated in the third quarter, it is certainly our anticipation to begin increasing our origination efforts into the earlier stage companies which generally have a lower yield on a current cash basis but on a higher propensity for a long term capital appreciation on the warrant, coupled by the other end of the spectrum, which is the more mature established companies. These are the companies doing 20/30 million revenues that may be EBITDA positive or better.

And so when you take into account that distribution and existing weighting of our invested portfolio of a $176 million, with an average yield today of about 12.87%, there will be some period of time before you see an 11% yield level. But we certainly see some yield pressure as we do different allocations of investment.

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Jordan Hymowitz - Philadelphia Financial - Analyst

So what was it in the fourth quarter?

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                                                                FINAL TRANSCRIPT

FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL

Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

12.87.

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Jordan Hymowitz - Philadelphia Financial - Analyst

Okay. So okay, because before you said, relatively quickly you'd get there on your statement. So I just wanted to make sure that it wasn't relatively quickly so to speak.

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

No, it'll take a while obviously to even see a base of 176 million dollar as of loans to get weighted average to that level.

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Jordan Hymowitz - Philadelphia Financial - Analyst

Fine thank you.

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David Lund - Hercules Technology Growth Capital Inc. - VP of Finance

Thanks Jordan.

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Okay.

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OPERATOR

Sir, there are no further questions. I'll turn it back over to management for any closing remarks.

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Manuel Henriquez - Hercules Technology Growth Capital Inc. - President and CEO

Well thank you everyone for your interest in Hercules Technology Growth Capital. 2005 was a tremendous year for us. I want to personally thank our professionals for all the hard work and dedication and long hours and also to our investors. We'll be traveling to meet with our investors throughout the quarter and we'll be presenting at the JMP Securities conference in San Francisco on March 9th. If you'd would like to arrange a meeting or have additional questions, please contact Christina at Stapleton Communications at 650-470-4201. With that, thank you very much and have a good day everybody.

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OPERATOR

Okay, thank you sir. Thank you again, ladies and gentlemen. This brings our conference call to a close. Please feel free to disconnect your lines now at anytime.

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                                                                FINAL TRANSCRIPT

FEB.01.2006/5:00PM, HTGC - Q4 2005 HERCULES TECHNOLOGY GROWTH CAPITAL EARNINGS CONFERENCE CALL

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